                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of report (Date of earliest event reported):  May 2, 2001

                              LearningStar Corp.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                              000-32613                         77-0559897
---------------------------              ---------------------              ------------------
       (State of                        (Commission File Number)               (IRS Employer
     Incorporation)                                                         Identification No.)

                       2 Lower Ragsdale Drive, Suite 200
                          Monterey, California 93940
                          --------------------------
              (Address of principal executive offices) (Zip Code)


                                (831) 333-2000
                     -------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

     In a press release dated May 4, 2001, LearningStar Corp., a Delaware corporation (the "Company"), announced that it had received written notification from the Nasdaq Listing Qualifications Department stating that the Company's common stock failed to comply with the market value of public float requirement for initial listing on the Nasdaq National Market. As permitted under Nasdaq rules, the Company has appealed the delisting determination, which will suspend the delisting process pending a decision by the Nasdaq Listing Qualifications Panel. The Company believes that it will be eligible to list its securities on the Nasdaq SmallCap Market should they be delisted from the Nasdaq National Market. There is no assurance that the Company's common stock will continue to be listed on the Nasdaq Stock Market.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

              Not applicable.

        (b)   PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

        (c)   EXHIBITS.

        99.1  Press Release of LearningStar Corp., dated May 4, 2001.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2001
                                     LEARNINGSTAR CORP.

                                     By:   /s/ Robert J. Cahill
                                           --------------------
                                           Robert J. Cahill
                                           Chief Financial Officer
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                                 EXHIBIT INDEX
                                 -------------


          99.1  Press Release of LearningStar Corp., dated May 4, 2001.